Scudder
Latin America
Fund

Semiannual Report
April 30, 1998

Pure No-Load(TM) Funds

For investors seeking long-term capital appreciation through investment primarily in the securities of Latin American issuers.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                           Scudder Latin America Fund

--------------------------------------------------------------------------------
                             Total Net Assets as of
Date of Inception:  12/8/92  4/30/98: $861.2 million      Ticker Symbol:  SLAFX
--------------------------------------------------------------------------------

o Scudder Latin America Fund provided a total return of 12.40% for the six-month period ended April 30, 1998. For the five-year period ended April 30, 1998, the Fund was ranked number one out of nine Latin American equity funds tracked by Lipper Analytical Services, with an average annual return of 17.96% versus 10.26% for the Lipper average.^1

o The Fund concentrates its investments in companies where there is a conservative relationship between internal cash flow and debt.

o Morningstar assigned the Fund an overall rating of four stars for its risk-adjusted performance among 740 international equity funds as of April 30, 1998.^2


                                Table of Contents

   3  Letter from the Fund's Chairman     17  Financial Highlights
   4  Performance Update                  18  Notes to Financial Statements
   5  Portfolio Summary                   22  Report of Independent Accountants
   6  Portfolio Management Discussion     24  Officers and Directors
  10  Glossary of Investment Terms        25  Investment Products and Services
  11  Investment Portfolio                26  Scudder Solutions
  14  Financial Statements


^1 Source: Lipper Analytical Services. The Fund was also ranked in the top 40% of Latin American equity funds for the one-year period, with an average annual return of 10.08% versus 7.69% for the Lipper average.


^2 Source: Morningstar. Ratings are subject to change monthly and are calculated from a Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a four star rating for the three- and five-year periods among 740 international equity funds. In an investment category, the top 10% of funds receive five stars and the next 22.5% receive four stars. Past performance is no guarantee of future results.

                         2 - Scudder Latin America Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Latin America Fund, covering the six-month period ended April 30, 1998.

     As detailed in the management discussion that begins on page, the Fund provided a solid return of 12.40% for the six months, despite a period of generally level performance for Latin America's stock markets, reflecting in part the "Asian contagion" and investor concern over Latin America's dependence on external capital. However, we expect earnings for a broad cross-section of Latin American corporations to increase substantially in 1998, contributing to a forecast of economic growth for the region. We believe the Fund is positioned to take advantage of current attractive valuations and to capitalize on the opportunities for long-term capital appreciation to be found in the region's equity markets.

     At the beginning of 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens and Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's management team with expanded resources in managing the Fund.

     For those of you who are interested in new products and services, we would like to take this opportunity to highlight the two most recent additions to our growth and income category: Scudder Real Estate Investment Fund, which was launched on April 6th, and Scudder Dividend & Growth Fund, which will begin operations on July 17th. For further information on these new funds, please call 1-800-225-2470.

     Thank you for choosing Scudder Latin America Fund to meet your investment needs. If you have any questions regarding your Fund, please contact an Investor Relations representative at the toll-free number above, or visit our Web site at http://www.funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Latin America Fund


                         3 - Scudder Latin America Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
------------------------------------------------
Period Ended    Growth of              Average
4/30/98          $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER LATIN AMERICA FUND
------------------------------------------------
1 Year          $ 11,008     10.08%    10.08%
3 Year          $ 17,786     77.86%    21.16%
5 Year          $ 22,836    128.36%    17.96%
Life of Fund*   $ 25,119    151.19%    18.62%
------------------------------------------------
IFC LATIN AMERICA INVESTABLE TOTAL RETURN INDEX
------------------------------------------------
1 Year          $ 10,571      5.71%     5.71%
3 Year          $ 15,216     52.16%    15.00%
5 Year          $ 17,810     78.10%    12.23%
Life of Fund*   $ 17,894     78.94%    11.53%
------------------------------------------------
*The Fund commenced operations on December 8, 1992.
 Index comparisons begin December 31, 1992.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LATIN AMERICA FUND
Year            Amount
----------------------
12/92*         $10,000
'93            $11,000
'94            $17,296
'95            $14,123
'96            $17,315
'97            $22,820
'98            $25,119

IFC LATIN AMERICA INVESTABLE
TOTAL RETURN INDEX
Year            Amount
----------------------
12/92*         $10,000
'93            $10,047
'94            $15,042
'95            $11,760
'96            $13,412
'97            $16,928
'98            $17,894

Yearly periods ended April 30

The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended April 30

                              1993*        1994         1995         1996         1997         1998
                             -----------------------------------------------------------------------
NET ASSET VALUE.........    $ 13.20      $ 20.65      $ 16.21      $ 19.70      $ 25.65      $ 26.80
INCOME DIVIDENDS........    $    --      $   .06      $    --      $   .15      $   .26      $   .25
CAPITAL GAINS
DISTRIBUTIONS...........    $    --      $   .06      $   .73      $    --      $    --      $  1.14
FUND TOTAL RETURN (%)...      10.00**      57.23       -18.34        22.60        31.79        10.08
INDEX TOTAL RETURN (%)..        .47        49.71       -21.85        14.04        26.20         5.71

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.
**Total return does not reflect the effect to the shareholder of the applicable redemption fees.

                         4 - Scudder Latin America Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 6% Cash Equivalents)
---------------------------------------------------------------------------
Brazil                             44%
Mexico                             36%
Argentina                          12%
Chile                               2%
Peru                                2%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------

The Fund is overweighted in
Brazil at the expense of Chile.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples                   26%
Communications                     24%
Financial                          13%
Manufacturing                       9%
Utilities                           9%
Energy                              8%
Consumer Discretionary              5%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------

Deregulation has provided
investment opportunities in the
utility and energy sectors.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(52% of Portfolio)
--------------------------------------------------------------------------
1.   TELECOMUNICACOES BRASILEIRAS S.A.
     Telecommunication services in Brazil
2.   TELEFONOS DE MEXICO S.A. DE C.V.
     Telecommunication services in Mexico
3.   KIMBERLY CLARK DE MEXICO S.A. DE C.V.
     Producer of consumer paper products in Mexico
4.   BANCO ITAU S.A.
     Bank in Brazil
5.   PANAMERICAN BEVERAGES, INC.
     Soft drink bottler in Mexico
6.   COMPANHIA ENERGETICA DE MINAS GERAIS
     Electric power utility in Brazil
7.   CIFRA S.A. DE C.V.
     Discount retailer in Mexico
8.   BANCO BRADESCO S.A.
     Bank in Brazil
9.   PETROLEO BRASILEIRO S.A.
     Petroleum company in Brazil
10.  YPF S.A.
     Petroleum company in Argentina

Top holdings such as Telebras
and CIFRA S.A. possess strong
balance sheets that reduce their
dependence on external
financing.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                         5 - Scudder Latin America Fund

                         Portfolio Management Discussion

Dear Shareholders,

The Scudder Latin America Fund provided a total investment return of 12.40% for the six months ended April 30, 1998. This compared with a total return of 6.53% for the unmanaged International Finance Corporation's Latin America Investable Total Return Index for the same period. Details of the performance of the country components of the IFC Index for the six months are provided in the chart below.

                    Asian Contagion Promotes Investor Caution

Latin American stock markets have been in a holding pattern for the past six months. Earnings for a broad sample of leading Latin American corporations are estimated to increase by 19% this year, according to Morgan Stanley Dean Witter, so valuations remain comparatively attractive, especially when one looks at other stock markets around the world. A number of economists forecast economic growth for the Latin American region of 3.5% in 1998, following a 5.3% increase last year. Consumer price inflation for the region continues on a downtrend and will likely average under 8% for the year. Last year it was almost 9%. Details of our estimates of economic growth for the major Latin American countries are shown in the table on page 7.

THE PRINTED DOCUMENT CONTAINS A HORIZONTAL BAR CHART HERE

BAR CHART TITLE:

                      Investment Returns in Latin American
                      Stock Markets

BAR CHART PERIOD:

              (Six months ended April 30, 1998; Returns in $U.S.)

BAR CHART DATA:

                ------------------------------------------------
                 Argentina                                12.3%

                 Brazil                                   19.9%

                 Chile                                   -12.2%

                 Colombia                                -26.2%

                 Mexico                                   10.7%

                 Peru                                      0.6%

                 Venezuela                               -39.8%

                 IFC Latin America
                 Investable Total Return Index             6.5%
                ------------------------------------------------

                Source: IFC Emerging Markets Database.

                Past performance is no guarantee of future results.

Stock prices are mainly, but not exclusively, influenced by current and prospective earnings. The unwillingness of investors to bid up Latin American securities in the face of favorable earnings expectations and a positive regional economic growth outlook underscores the extent to which attitudes are now influenced by a broader range of risk considerations. With respect to Latin America specifically and emerging markets generally, investors appear to be concentrating more on the sources of growth than growth rates themselves. As a result, earnings growth rates and investment valuations are being calculated with more cautious assumptions and a greater margin of safety than was required only a few years ago. This is a clear example of how the so-called "Asian contagion" has impacted investment attitudes toward Latin America.

One concern raised by the Asian debt crisis is how Latin America financed its economic growth and development. Because of its low rate of domestic savings, the region historically has depended on external capital to fill the gap between


                         6 - Scudder Latin America Fund

 ======================================================
 Economic Growth Forecasts (GDP)
 ------------------------------------------------------

   Country            1996        1997       1998*
 ------------------------------------------------------

   Argentina          4.4%        8.5%        5-6%

   Brazil             2.9%        3.0%        1-2%

   Chile              7.2%        7.1%        5-6%

   Colombia           2.1%        3.1%        3-4%

   Mexico             5.1%        7.0%        4-5%

   Peru               2.8%        7.3%        3-4%

   Venezuela         (1.6%)       5.1%        0-1%
 ======================================================

* Estimated. Estimates may prove inaccurate and, even if accurate, may not correlate with market activity.

Source: Scudder Kemper Latin America Group.
----------


national savings and investment spending. More often than not, external savings entered the region in the form of short-term loans; and more often than not, economic shocks arose from a breakdown in the smooth working of the creditor-debtor relationship. Mexico's devaluation in 1994 and Brazil's austerity program in 1997 are examples of the political and economic risks that a country runs as a result of dependence on external debt.

The lackluster performance of some Latin American stock markets this year may also reflect continuing investor concern for the risks associated with external account imbalances. The deterioration in Brazil's fiscal accounts and the lack of convincing progress in dealing with the country's trade and current account deficits suggest that Brazilian authorities may have to revisit austerity measures after this fall's presidential election. That unhappy prospect seems to have cooled investor enthusiasm generated by progress on the privatization front and generally good first quarter earnings reports. Argentina has increased its external debt materially in tandem with the investment-led recovery from its 1995 slump. The deterioration in external accounts and a large fiscal deficit have elicited well publicized criticism of Argentina's economic management by the International Monetary Fund (IMF). This contrasts poignantly with the IMF's assurances that all was well in southeast Asia up to the point of economic collapse.

                Focus on Companies with Conservative Debt Levels

If external debt burdens are intrinsic to the risk of location for the investor, then balance sheet integrity should be a guiding principle of stock selection for the portfolio manager. The Latin America Fund's largest investment is Telebras, the government-controlled holding company for Brazil's operating telephone companies. Telebras has a solid balance sheet, with a net cash position equivalent to $1.3 billion at the end of 1997. Mexico's leading retailer, CIFRA S.A. (controlled by Wal-Mart), has no debt whatsoever on its books. At the end of the year, moreover, it held the equivalent of $805 million in cash -- almost double its annual cash flow.

Not all of the portfolio's companies possess the high degree of financial integrity shown by Telebras and CIFRA, but we do insist that they demonstrate a conservative relationship between internal cash flow and debt. Most of the


                         7 - Scudder Latin America Fund
companies in the portfolio could repay all of their net debt with well under four years' worth of internally generated cash flow. They are not hostage to the capital markets or the willingness of lenders to roll over their loans with respect to servicing balance sheet obligations. As a result, the cash generated by companies in the Fund's portfolio is reinvested in the businesses mainly for the benefit of shareowners and not creditors.

Another important investor concern is the potential impact of commodity price deflation on the performance of national economies and corporate earnings. Lower than anticipated oil prices have, for example, had a major negative impact on the Venezuelan economy, where petroleum accounts for almost 80% of exports. While oil accounts for only 10% of Mexico's exports, exports and domestic sales of oil generate over 30% of the federal government's revenues.

Energy sector investments represented 8.4% of the Fund's equity portfolio on April 30th. The Brazilian parastatal, Petrobras, was our largest holding in the industry, accounting for just under 3.7% of equities. While Petrobras is an importer of oil and refined petroleum products, and therefore favored by lower global prices for oil, the company has not been highly profitable over the years due to the heavy hand of government regulation. The deregulation of the petroleum industry is the stock's principal driving force, not lower oil prices. YPF S.A., the Argentine oil and gas producer, accounted for 3.5% of equity assets on April 30th. The negative impact of lower prices for its oil and gas exports has been contained by the benefits of the company's restructuring and cost-cutting efforts and by the slow pace at which lower energy prices have been passed on to domestic consumers.

The Fund's exposure to commodity price deflation risks is company specific rather than country specific. As the country allocation table below indicates, Venezuela is a small part of the IFC Latin America Index and an even smaller part of the Fund's portfolio. The Fund is significantly underweight in Chile, although we did increase our investment in Cia. de Telecomunicaciones de Chile, S.A. during recent stock market weakness prompted by the decline in copper prices. The Fund also has a low exposure to those Mexican exporters that may be vulnerable to lower prices for such commodities as steel and petrochemicals.

 ======================================================
 Country Weightings
 (April 30, 1998)
 ------------------------------------------------------
   Country          Scudder Latin        IFC Index
                      America Fund*      Weighting
 ------------------------------------------------------

   Argentina               12.2%           12.1%
   Brazil                  44.3%           32.4%
   Chile                    2.2%           14.4%
   Colombia                 1.6%            2.7%
   Mexico                  36.3%           33.3%
   Panama                   1.1%            0.0%
   Peru                     1.9%            3.2%
   Venezuela                0.4%            1.9%
 ======================================================

* Excludes Fund's assets in cash equivalents.


                         8 - Scudder Latin America Fund

                   Continued Volatility Expected for Near Term

Latin America's stock markets have been, and will likely remain, highly volatile. Not all investors are comfortable with such volatility. In fairness to Latin America, however, we should point out that volatility is mainly due to such structural considerations as small capitalizations, concentration of trading activity in a limited number of stocks, and the undeveloped nature of institutional equity ownership in many countries. Volatility, at least as we have experienced it in Latin America, should not be equated with business risk. Nor should an economic forecast for a country be translated uncritically into a stock market strategy, due to the dissimilarities between a country's economic profile and the structure of its stock market. For example, there are no listed electric utilities on the Mexican stock exchange, while electric utilities account for roughly one-half of the market capitalization of the Chilean stock market.

There is a disconnect between economic events, stock prices and business fundamentals in Latin America that is perhaps wider than many shareholders might expect. For the majority of the companies in the Fund's portfolio, the price of their securities has no impact on their profitability and growth prospects. Those outcomes will be determined by the skill and intelligence with which management reinvests cash flow to grow the business.

Sincerely,

Your Portfolio Management Team

/s/Edmund B. Games, Jr.          /s/Tara C. Kenney

Edmund B. Games, Jr.             Tara C. Kenney



/s/Paul H. Rogers

Paul H. Rogers


                         9 - Scudder Latin America Fund

                          Glossary of Investment Terms

 ASSET ALLOCATION                 The distribution of assets among the major
                                  asset classes, such as stocks, bonds, and money market instruments. The asset allocation decision is based on an investor's objective, investment horizon, and risk tolerance. For example, an investor with a long-term investment horizon who is comfortable assuming additional risk in seeking higher returns may decide to allocate a higher proportion to stocks than bonds or money markets.

 CURRENCY DEVALUATION             A significant decline of a currency's value
                                  relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For
                                  U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

 CURRENCY EXCHANGE RATE           The price at which one country's currency can
                                  be exchanged into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S.
                                  investors.

 DIVERSIFICATION                  The spreading of risk by investing in several
                                  asset categories, industry sectors, or
                                  individual securities. An investor with a broadly diversified portfolio will receive some protection from the price declines of an individual asset class.

 INTERNATIONAL MONETARY           An organization focused on lowering trade
 FUND (IMF)                       barriers and stabilizing currencies. While
                                  helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

 WEIGHTING (OVER/UNDER)           Refers to the allocation of assets -- usually
                                  in terms of sectors, industries, or countries
                                  -- within a portfolio relative to the
                                  portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        10 - Scudder Latin America Fund

                    Investment Portfolio as of April 30, 1998

                                                                                             Principal               Market
                                                                                          Amount (U.S.$)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short Term Notes 5.5%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Federal Home Loan Mortgage Corp., 5/1/98 (Cost $46,000,000) ...........................       46,000,000            46,000,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.5%
------------------------------------------------------------------------------------------------------------------------------
Argentina 11.5%
BI S.A. "A" (Venture capital company) (b) .............................................        3,000,000             3,240,000
Bagley y Cia Ltd. S.A. "B" (Producer of cookies and biscuits) .........................        2,868,651             5,738,134
Nobleza Piccardo S.A. (Tobacco company) (b) ...........................................        1,004,177             5,071,829
Perez Companc S.A. "B" (Industrial conglomerate) ......................................        1,701,565            10,227,889
Quilmes Industrial S.A. (Leading beer distributor) ....................................          982,443             8,547,254
Quilmes Industrial S.A. (ADR) .........................................................          730,500             8,081,156
Telecom Argentina S.A. "B" (ADR) (Telecommunication services) .........................          440,000            15,840,000
Telefonica de Argentina S.A. "B" (ADR) (Telecommunication services) ...................          330,000            12,725,625
YPF S.A. "D" (ADR) (Petroleum company) ................................................          800,000            27,900,000
                                                                                                                   -----------
                                                                                                                    97,371,887
                                                                                                                   -----------
Brazil 41.9%
Aracruz Celulose S.A. "B" (ADR) (Producer of eucalyptus kraft pulp) ...................          780,400            12,291,300
Banco Bradesco S.A. (pfd.) (Commercial bank) ..........................................    3,756,277,111            34,486,871
Banco Itau S.A. (pfd.) (Bank) .........................................................       70,009,600            47,136,267
Centrais Eletricas Brasileiras S.A. "B" (pfd.) (Electric utility) .....................      200,000,000             8,920,561
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ............       40,046,569            26,087,259
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ..................      800,875,000            38,865,529
Companhia Paranaense de Energia "B" (pfd.) (Electric utility) .........................      620,400,000             8,679,579
Companhia Paranaense de Energia (voting) ..............................................      800,600,400             9,240,524
Companhia Paulista de Forca e Luz (Electric power utility) ............................       13,880,000             1,917,580
Companhia Paulista de Forca e Luz (pfd.) ..............................................       12,120,000             1,421,145
Companhia Paulista de Forca e Luz (pfd.) (New)* .......................................           28,793                 2,832
Companhia Suzano de Papel e Celulose S.A. (pfd.) (Paper products) .....................        2,689,840             4,092,442
Empresa Brasileira de Compressores S.A. (pfd.) (Manufacturer of electrical equipment) .        3,769,000             1,581,883
Industrias Klabin de Papel e Celulose S.A. (pfd.) (Producer of paper and paper
  products) ...........................................................................       17,080,000            10,752,940
Lojas Americanas S.A. (voting) (Discount department store chain)* .....................      439,708,380             3,844,781
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ...................................      115,000,000            29,161,020
S/A White Martins (voting) (Chemical company) .........................................        3,524,655             5,116,012
Telecomunicacoes Brasileiras S.A. (ADR) (Telecommunication services) ..................          660,000            80,396,250

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Latin America Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Telecomunicacoes do Parana S.A. (pfd.) (Telecommunication services) ...................       16,031,986             9,153,925
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel manufacturer) ..................        3,000,000            19,673,851
                                                                                                                   -----------
                                                                                                                   352,822,551
                                                                                                                   -----------
Chile 2.1%
Compania de Telecomunicaciones de Chile, S.A. (ADR) (New) (Telecommunication
  services) ...........................................................................          710,000            17,794,375
                                                                                                                   -----------
Colombia 1.5%
Bavaria S.A. (Beer producer and distributor) ..........................................          900,461             5,738,332
Colombiana de Tabaco S.A. (Tobacco producer) ..........................................          864,371             1,583,039
Compania Nacional de Chocolates S.A. (Chocolate and coffee producer) (b) ..............          426,643             2,187,833
Industrias Alimenticias Noel S.A. (Food products company) .............................          745,037             1,405,421
Valores Bavaria S.A. (Diversified holding company) ....................................          771,761             1,922,265
                                                                                                                   -----------
                                                                                                                    12,836,890
                                                                                                                   -----------
Mexico 34.3%
Apasco, S.A. de C.V. (Cement producer) ................................................          597,000             4,051,034
CIFRA S.A. de C.V. "C" (Discount retailer) ............................................       17,001,000            28,920,827
CIFRA S.A. de C.V. "V" ................................................................        3,265,180             5,700,650
Grupo Continental, S.A. (Soft drink producer and distributor) .........................        6,649,750            25,146,607
Grupo Embotelladora Unidas S.A. de CV "B" (Soft drink producer and marketer)* (b) .....        1,899,134             3,803,414
Grupo Financiero Inbursa, S.A. de C.V. "B" (Brokerage, insurance, banking and
  leasing services)* ..................................................................        4,231,000            12,909,572
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and other baked goods) ....        7,506,000            18,834,635
Grupo Industrial Maseca S.A. de C.V. (ADR) (Food producer) ............................        1,214,600            13,360,600
Grupo Industrial Saltillo, S.A. de C.V. "B" (Manufacturer of steel products and
  auto parts) .........................................................................          300,000             1,279,378
Grupo Modelo S.A. "C" (Leading brewery) ...............................................        1,800,000            17,006,538
Kimberly Clark de Mexico S.A. de C.V. "A" (Consumer paper products producer) ..........        9,708,000            47,633,646
Panamerican Beverages Inc. "A" (Soft drink bottler) ...................................        1,100,600            43,886,425
Pepsi-Gemex S.A. "B" (Soft drink bottler) (b) .........................................        6,544,500             3,469,429
TV Azteca, S.A. de C.V. (Owner and operator of television networks) ...................        1,324,096             1,544,272
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ...............        1,030,000            58,323,750
Tubos de Acero de Mexico S.A. (ADR) (New) (Manufacturer of various types of pipes,
  casings and tubing)* ................................................................          200,000             3,675,000
                                                                                                                   -----------
                                                                                                                   289,545,777
                                                                                                                   -----------
Panama 1.1%
Banco Latinoamericano de Exportaciones S.A. "E" (ADR) (Bank) ..........................          250,700             8,962,525
                                                                                                                   -----------
Peru 1.8%
Cementos Lima S.A. "T" (Cement producer) ..............................................          534,345             1,166,841
Embotellador Latinoamericana S.A. (Soft drink bottler and distributor)* ...............        6,591,913             3,639,492

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Latin America Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Industrias Pacocha S.A. "T" (Household products and food producer) ....................        4,584,886             1,346,825
Union de Cerveceria Backus & Johnston S.A. "T" (Soft drink producer) ..................       11,093,137             8,637,374
                                                                                                                   -----------
                                                                                                                    14,790,532
                                                                                                                   -----------
Venezuela 0.3%
Mavesa S.A. (ADR) (Food processor) ....................................................          732,875             2,931,500
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $674,778,635)                                                                            797,056,037
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $720,778,635) (a)                                                       843,056,037
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $723,776,417. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $119,279,620. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $182,418,457 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $63,138,837.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $17,772,505 (2.06% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1998 aggregated $26,985,413. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Latin America Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $720,778,635) ...............      $ 843,056,037
                 Foreign currency holdings, at market (identified cost $2,859,760) ...          2,859,875
                 Receivable for investments sold .....................................         10,779,979
                 Receivable for Fund shares sold .....................................          2,633,821
                 Dividends and interest receivable ...................................          4,603,271
                 Other assets ........................................................              6,759
                                                                                            ----------------
                 Total assets ........................................................        863,939,742
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ....................................            822,992
                 Accrued management fee ..............................................            932,777
                 Other payables and accrued expenses .................................            986,768
                                                                                            ----------------
                 Total liabilities ...................................................          2,742,537
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 861,197,205
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................          3,263,708
                 Unrealized appreciation (depreciation) on:
                    Investments ......................................................        122,277,402
                    Foreign currency related transactions ............................                (54)
                 Accumulated net realized gain (loss) ................................         75,012,826
                 Paid-in capital .....................................................        660,643,323
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 861,197,205
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($861,197,205 / 32,129,395 shares of capital stock outstanding,         ----------------
                    $.01 par value, 100,000,000 shares authorized) ...................             $26.80
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Latin America Fund

                             Statement of Operations
                         six months ended April 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $1,191,303) .............      $  13,404,249
                 Interest ............................................................            964,874
                                                                                            ----------------
                                                                                               14,369,123
                                                                                            ----------------
                 Expenses:
                 Management fee ......................................................          5,529,678
                 Services to shareholders ............................................          1,364,334
                 Custodian and accounting fees .......................................            984,667
                 Directors' fees and expenses ........................................             28,832
                 Reports to shareholders .............................................            132,702
                 Auditing ............................................................             49,910
                 Legal ...............................................................             11,637
                 Registration fees ...................................................             15,526
                 Amortization of organization expenses ...............................              1,544
                 Other ...............................................................             37,297
                                                                                            ----------------
                                                                                                8,156,127
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          6,212,996
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................         78,874,349
                 Foreign currency related transactions (including CPMF tax of
                    $266,656) ........................................................           (791,837)
                                                                                            ----------------
                                                                                               78,082,512
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         16,485,345
                 Foreign currency related transactions ...............................             61,178
                                                                                            ----------------
                                                                                               16,546,523
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    94,629,035
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ 100,842,031
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Latin America Fund

                       Statements of Changes in Net Assets

                                                                            Six Months           Year
                                                                               Ended             Ended
                                                                             April 30,        October 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $  6,212,996      $  8,993,327
                 Net realized gain (loss) from investment transactions .    78,082,512       108,195,714
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........    16,546,523        26,908,312
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .........................................   100,842,031       144,097,353
                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .................................    (8,553,580)       (7,655,243)
                                                                          ----------------  ----------------
                 Net realized gains ....................................   (39,004,289)               --
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .............................   159,423,918       737,548,712
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................    45,271,590         7,123,139
                 Cost of shares redeemed ...............................  (279,337,514)     (620,473,602)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................   (74,642,006)      124,198,249
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................   (21,357,844)      260,640,359
                 Net assets at beginning of period .....................   882,555,049       621,914,690
                 Net assets at end of period (including undistributed
                    net investment income of $3,263,708 and $5,604,292,   ----------------  ----------------
                    respectively) ......................................  $861,197,205      $882,555,049
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .............    35,131,733        30,148,974
                                                                          ----------------  ----------------
                 Shares sold ...........................................     6,105,147        27,610,297
                 Shares issued to shareholders in reinvestment of
                 distributions .........................................     1,743,227           334,106
                 Shares redeemed .......................................   (10,850,712)      (22,961,644)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares ................    (3,002,338)        4,982,759
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ...................    32,129,395        35,131,733
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Latin America Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                          December 8, 1992
                                              Six Months                                                   (commencement
                                                Ended                 Years Ended October 31,            of operations) to
                                              April 30,                                                     October 31,
                                               1998(a)      1997(a)     1996(a)      1995        1994           1993
----------------------------------------------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------
Net asset value, beginning of period .......   $25.12        $20.63     $16.22      $24.44      $18.41         $12.00
                                              ------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ...............      .18           .26        .25         .09        (.03)          .03
Net realized and unrealized gain (loss) on
   investment transactions .................     2.89          4.49       4.30       (7.62)       6.10          6.36
                                              ------------------------------------------------------------------------------
Total from investment operations ...........     3.07          4.75       4.55       (7.53)       6.07          6.39
                                              ------------------------------------------------------------------------------
Less distributions:
From net investment income .................     (.25)         (.26)      (.15)         --          --            --
In excess of net investment income .........       --            --         --          --        (.06)           --
From net realized gains on investment
   transactions ............................    (1.14)           --         --        (.73)       (.06)           --
                                              ------------------------------------------------------------------------------
Total distributions ........................    (1.39)         (.26)      (.15)       (.73)       (.12)           --
                                              ------------------------------------------------------------------------------
Redemption fees (c) ........................       --            --        .01         .04         .08           .02
                                              ------------------------------------------------------------------------------
Net asset value, end of period .............   $26.80        $25.12     $20.63      $16.22      $24.44        $18.41
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...........................    12.40**       23.25      28.31(d)   (30.96)(d)   33.43(d)      53.42(d)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....      861           883        622         519         809           261
Ratio of operating expenses, net, to
   average daily net
   assets (%) ..............................     1.85*         1.89       1.96        2.08        2.01          2.00*
Ratio of operating expenses, before
   expense reductions, to average daily
   net assets (%) ..........................     1.85*         1.89       1.96        2.11        2.05          2.69*
Ratio of net investment income (loss) to
   average daily net assets (%) ............     1.41*          .98       1.32         .52        (.20)          .44*
Portfolio turnover rate (%) ................     28.0*         41.8       22.4        39.5        22.4           4.6*
Average commission rate paid (b) ...........   $.0004        $.0002     $.0001      $   --      $   --         $  --

(a) Based on monthly average of shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
(c) Until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% was assessed and retained by the Fund for the benefit of the remaining shareholders.
(d) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                         17 - Scudder Latin America Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                         18 - Scudder Latin America Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Effective January 23, 1997, the Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain
(loss) from foreign currency related transactions.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                         19 - Scudder Latin America Fund

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares were deferred and amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income from certain portfolio companies may fluctuate significantly from year to year due to dividend distribution policies of such companies.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $118,586,316 and $236,122,060, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.25% of the first $1 billion of the Fund's average daily net assets and 1.15% of such assets in excess of $1 billion, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 1998, the fee pursuant to these agreements aggregated $5,529,678.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $1,062,788, of which $169,637 is unpaid at April 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by STC aggregated $16,990, of which $3,074 is unpaid at April 30, 1998.


                         20 - Scudder Latin America Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $185,810, of which $35,881 is unpaid at April 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $2,972.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $28,832.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         21 - Scudder Latin America Fund

                        Report of Independent Accountants
                                 Tax Information

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Latin America Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Latin America Fund including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for each of the four years in the period ended October 31, 1997 and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Latin America Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for each of the four years in the period ended October 31, 1997 and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.


Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
June 10, 1998


                        22 - Scudder Latin America Fund

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                        23 - Scudder Latin America Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Nicholas Bratt*
President

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Sheridan P. Reilly*
Vice President

John R. Hebble*
Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                         24 - Scudder Latin America Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                         25 - Scudder Latin America Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         26 - Scudder Latin America Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                         27 - Scudder Latin America Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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